EXHIBIT 10.1

                        CONTRACT LETTER & SPECIFICATIONS


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AMTX
Advanced Medtronix

                                                                February 5, 2001

WORLD WIDE VIDEO
102a North Main Street,
Culpeper, Virginia 22701
ATTN:  FRANK MAAS
Chairman of the Board

Dear Mr. Maas,

This letter will confirm my verbal report to you that Advanced  Medtronix,  Inc.
(AMTX) is prepared to give you a purchase order for your Home Medical Monitor units.

We are pleased to order the following:

1.   240 Home Medical Monitors
     Delivered in lots of 20 units per month beginning March 20, 2001 and every 30 days thereafter

2.   Unit price is $2000.00 each FOB Culpeper, VA

3.   Units  include:
     13 inch television, PTZ top mounted camera, internal H.324 codec, six (6) connections for RS-232 medical instruments on front panel. Specification for Home- MD applies to this purchase order. Warranty and repair service for these units is for 360 days following their initial activation for service.

4.   TERMS:  2% TEN DAYS, NET-THIRTY (30) DAYS

AMTX reserves the right to increase the number of units to be released monthly with a thirty (30) day notice of its intent to do so.

Frank, if you have any questions, please call me at 512-836-3354.

Very Truly Yours,

/s/Ralph M. Smucker
Ralph M. Smucker

President and CEO, Advanced Medtronix, Inc.

CORPORATE  HEADQUARTERS * 8760-A Research Blvd., No. 410, Austin,  Texas 78758 *
Call  512  836  3354  *  Toll  Free   877-472-1741   *  Fax  512-   836-1598   *
WWW.ADVMEDTRONIX.COM

WASHINGTON DC OFFICE * 1710 Rhode Island Ave., NW, Fourth Floor, Washington, DC 20036 * call 202-467-0061 * Fax 202-467-0065


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                                   HOME MD(TM)

                              HOME MEDICAL DISPLAY





                                 SPECIFICATIONS

                                FEBRUARY 1, 2001






                             WORLD WIDE VIDEO, INC.
                             102A North Main Street
                               Culpeper, VA 22701
                                  540-727-7551




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INTRODUCTION

The Home Medical Display (HMD or HOME MD) system is designed to be placed in a home environment. The HMD has been crafted as a very low cost and easily installable home medical monitoring system. The HMD is a TV monitor with tuner that includes medical equipment interfaces that connect to WWV's Remote Audio/Video (RAV (tm)) technology. The medical interface accepts any FDA approved and physician selected medical monitor that supports collected data transfer. This allows a homebound patient to have meaningful medical care review over normal telephone lines with a health care provider. Both the patient and the health care provider have simultaneous audio and video connections using the TV and real-time data transfer of the collected medical information. The system uses the H.324 Standards for audio and video transmission over analog phone circuits.

TV MONITOR

The TV (unit) has the following features:

         13" Diagonal Color CRT
         Cable Ready Tuner
         Speaker(s)
         A/V Input Ports
         S-Video Support
         IR Receiver
         IR Handheld Remote Control

BASIC PHYSICAL AND ELECTRICAL MODIFICATIONS

1. PHYSICAL CONNECTIONS:

         Front (in addition to normal TV controls, speaker, IR and A/V ports):
                  Video/Audio Input Connection
                  Six (6) Medical Ports
                           Typical usage is:
                              a. Stethoscope
                              b. Pulse/BP Sensor
                              c. Electronic Scale
                              d. Spirometer
                              e. Glucometer
                              f. Any physician selected medical sensor.


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2. FEATURES

The features includes the following:

1. VIDEO INPUT

       Three Selectable Video Inputs:
            External or Internal Camera (Internal available on some models) Video input connection in front
            PTZ Camera with RS-232 control (optional)

         Local video mute.
         Time Base  Correction  input for  videotape.
         Local and remote  "Freeze Frame"  video  capability.
         Local and remote video  switching  control.
         Local Video Mute for privacy but with override for emergencies. Local and remote Pan/Tilt/Zoom camera control.

2. VIDEO OUTPUT

         Two Selectable Video Outputs:

                  On Screen Display (OSD) support
                           Messages
                           Real Time Clock
                           Real Time Date
                           Status
                  Video/Audio output connection in rear


3. AUDIO INPUT

         Three Selectable Audio Inputs:
                  Microphone (default).
                  Audio input connection in front.
                  Dedicated analog stethoscope input (optional).
                  Telephone handset
         Local audio mute for privacy

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4. AUDIO OUTPUT

         Two Selectable Audio Outputs:
                  Display Speaker (Default).
                  Audio output connection in rear.
                  Telephone handset.
         Local audio mute for privacy


5. AUDIO CAPABILITIES

         Strong Echo Cancellation for noisy environments
         Comply with Standards audio - G.711 (2.4kbps), G.723 (default),  G.728.
         G.728 requires  releasing  bandwidth from video.
         Auto configuration/negotiation.
         OSD indicator for mute/privacy selection


6. DATA PORTS

         Multiple Low Speed Data (LSD) ports. (7 standard)
         Data sources are remotely selectable
         LSDs are RS-232 asynchronous up to 115.2 Kbps.


7. FREEZE FRAME CAPABILITIES

         Standards Compliant Still Frame 4CIF.
         Local and remote controllable with rapid frame grab.
         Upgradeable to Ultra High Resolution Wavelet. (3rd qtr 2001)


8. MODEM

         Auto-Answer
         POTS V.34
         Future:
                  Optional ISDN
                  Optional Ethernet
                  Optional  V.35

9. INTERNATIONAL TELECOMMUNICATION UNION (ITU) STANDARDS

         H.324


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         Future:
                  H.320 (High Bandwidth compliance)
                  H.323 (Internet compliance)


10. REGULATORY CONFORMITY

         UL
         FCC Class B and Part 68


11. USER INTERFACE

                  Output:
                           Display shows text messages
                           Verbal using audio

                  Input:
                           Infrared Controller:
                                Normal TV Control
                                RAV Configuration and Control
                                Dialing
                                Panic Button
                                Keyboard with Mouse (optional)
                           Touchscreen (2nd qtr 2001)

12. WEB BROWSER SUPPORT (requires H.323 standard-available 3rd qtr 2001)

13. FORM FACTOR

         All materials FDA acceptable- friendly, especially any plastics used. Hardware is esthetically pleasing and easy to install.
         Hardware can be de-contaminated


14. CONNECTORS

         Standard RS-232 DB9 Connection
         Special Connectors (on request)
         RJ45
         1/8 inch jack